EX-33.1


Assessment Regarding Compliance with Applicable Servicing Criteria

1. Bank of America, National Association (the "Servicer") is responsible for assessing its compliance as of the dates listed in Appendix B hereto and for the periods then ended (the "Reporting Period") with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB as set forth in Appendix A hereto, in connection with the asset-backed securities transactions listed in Attachment B hereto involving commercial mortgage loan transactions that involved an offer or sale of asset-backed securities that were required to be registered on or after January 1, 2006 with the Securities and Exchange Commission pursuant to the Securities Act of 1933 (the "Platform");

2. The Servicer has engaged a certain vendor (the "Vendor") to perform certain specific, limited or scripted activities during the Reporting Periods, related to portions of the servicing criteria as set forth in Appendix A hereto (such portions of the servicing criteria include, and only include, Item 1122(d)(2)(i) (only with respect to standard lockbox processing by depositing checks into the appropriate account indicated by the Servicer). The Servicer has elected to take responsibility for assessing compliance with the portion of the servicing criteria performed by such Vendor;

3. Except as set forth in paragraph 4 below, the Servicer used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria (or portions of criteria) denoted as inapplicable in Appendix A hereto are inapplicable to the Servicer based on the activities it performs with respect to the Platform;

5. The Servicer has complied, in all material respects, with the applicable servicing criteria for the Reporting Periods with respect to the Platform;

6. The Servicer has not identified and is not aware of any material instance of noncompliance by the Vendor with the applicable servicing criterion for the Reporting Periods with respect to the Platform;

7. The Servicer has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendor with the applicable servicing criterion for the Reporting Periods with respect to the Platform; and

8. PricewaterhouseCoopers LLP, an independent registered public accounting firm, has issued an attestation report on the Servicer's assessment of compliance with the applicable servicing criteria as of the dates listed in Appendix B hereto and for the Reporting Periods.

February 28, 2014

BANK OF AMERICA, NATIONAL ASSOCIATION

By: /s/ Robert Cox
Name:  Robert Cox
Title: Director

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APPENDIX A

Definitions:
X-Servicing criterion is applicable to the Servicer's activities performed. N/A-Servicing criterion is inapplicable to the Servicer's activities performed.




                                                                                    APPLICABLE
                             SERVICING CRITERIA                                     SERVICING CRITERIA

Reference          Criteria                                      Master               Primary               Special
                                                                 Servicer             Servicer              Servicer

                   General Servicing Considerations

                   Policies and procedures are instituted        X                    X                     X
                   to monitor any performance or other
                   triggers and events of default in
                   accordance with the transaction
1122(d)(1)(i)      agreements.

                   If any material servicing activities          X                    X                     X
                   are outsourced to third parties, policies
                   and procedures are instituted to monitor
                   the third party's performance and
                   compliance with such servicing
1122(d)(1)(ii)     activities.


                   Any requirements in the transaction           N/A                  N/A                   N/A
                   agreements to maintain a back-up servicer
1122(d)(1)(iii)    for the pool assets are maintained.

                   A fidelity bond and errors and                X                    X                     X
                   omissions policy is in effect on the
                   party participating in the servicing
                   function throughout the reporting period
                   in the amount of coverage required by and
                   otherwise in accordance with the terms of
1122(d)(1)(iv)     the transaction agreements.

                   Cash Collection and Administration

                   Payments on pool assets are deposited         X                    X^1                   N/A
                   into the appropriate custodial bank
                   accounts and related bank clearing
                   accounts no more than two business days
                   following receipt, or such other number
                   of days specified in the transaction
1122(d)(2)(i)      agreements.

                   Disbursements made via wire transfer on       X                    X                     N/A
                   behalf of an obligor or to an investor        (other than          (other than
1122(d)(2)(ii)     are made only by authorized personnel.        with respect to      with respect to
                                                                 disbursements made   disbursements made
                                                                 to investors)        to investors)

^1 A vendor performs only the lockbox function for criterion 1122(d)(2)(i).  The company takes responsibity for vendor's compliance with this criterion.


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


                                                                                    APPLICABLE
                             SERVICING CRITERIA                                     SERVICING CRITERIA

Reference          Criteria                                      Master               Primary               Special
                                                                 Servicer             Servicer              Servicer

                   Advances of funds or guarantees               X                    X                     N/A
                   regarding collections, cash flows or          (only with respect   (only with respect
                   distributions, and any interest or other      to transactions      to transactions
                   fees charged for such advances, are made,     for which the        for which the
                   reviewed and approved as specified in         related transaction  related transaction
1122(d)(2)(iii)    the transaction agreements.                   agreements           agreements
                                                                 specifically         specifically
                                                                 required it to       required it to
                                                                 advance property     advance property
                                                                 protection expenses  protection expenses
                                                                 or payments of       or payments of
                                                                 interest and/or      interest and/or
                                                                 principal)           principal)

                   The related accounts for the                  X                    X                     N/A
                   transaction, such as cash reserve
                   accounts or accounts established as a
                   form of overcollateralization, are
                   separately maintained (e.g., with respect
                   to commingling of cash) as set forth in
1122(d)(2)(iv)     the transaction agreements.

                   Each custodial account is maintained at       X                    X                     N/A
                   a federally insured depository
                   institution as set forth in the
                   transaction agreements. For purposes of
                   this criterion, "federally insured
                   depository institution" with respect to a
                   foreign financial institution means a
                   foreign financial institution that meets
                   the requirements of Rule 13k-1(b)(1)
1122(d)(2)(v)      of the Securities Exchange Act.

                   Unissued checks are safeguarded so as         X                    X                     N/A
1122(d)(2)(vi)     to prevent unauthorized access.

                   Reconciliations are prepared on a             X                    X                     N/A
                   monthly basis for all asset-backed
                   securities related bank accounts,
                   including custodial accounts and related
                   bank clearing accounts. These
                   reconciliations are (A) mathematically
                   accurate; (B) prepared within 30
                   calendar days after the bank statement
                   cutoff date, or such other number of days
                   specified in the transaction agreements;
                   (C) reviewed and approved by someone
                   other than the person who prepared the
                   reconciliation; and (D) contain
                   explanations for reconciling items.
                   These reconciling items are resolved
                   within 90 calendar days of their original
                   identification, or such other number of
                   days specified in the transaction
1122(d)(2)(vii)    agreements.


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


                                                                                    APPLICABLE
                             SERVICING CRITERIA                                     SERVICING CRITERIA

Reference          Criteria                                      Master               Primary               Special
                                                                 Servicer             Servicer              Servicer

                   Investor Remittances and Reporting

                   Reports to investors, including those         N/A                  N/A                   N/A
                   to be filed with the Commission, are
                   maintained in accordance with the
                   transaction agreements and applicable
                   Commission requirements. Specifically,
                   such reports (A) are prepared in
                   accordance with timeframes and other
                   terms set forth in the transaction
                   agreements; (B) provide information
                   calculated in accordance with the terms
                   specified in the transaction agreements;
                   (C) are filed with the Commission as
                   required by its rules and regulations;
                   and (D) agree with the investors' or the
                   trustee's records as to the total unpaid
                   principal balance and number of pool
1122(d)(3)(i)      assets serviced by the Servicer.

                   Amounts due to investors are allocated        N/A                  N/A                   N/A
                   and remitted in accordance with
                   timeframes, distribution priority and
                   other terms set forth in the transaction
1122(d)(3)(ii)     agreements.

                   Disbursements made to an investor are         N/A                  N/A                   N/A
                   posted within two business days to the
                   Servicer's investor records, or such other
                   number of days specified in the transaction
1122(d)(3)(iii)    agreements.

                   Amounts remitted to investors per the         N/A                  N/A                   N/A
                   investor reports agree with cancelled
                   checks, or other form of payment, or
1122(d)(3)(iv)     custodial bank statements.

                   Pool Asset Administration

                   Collateral or security on pool assets         X                    X                     X
                   is maintained as required by the
                   transaction agreements or related
1122(d)(4)(i)      mortgage loan documents.

                   Mortgage loan and related documents           N/A                  N/A                   N/A
                   are safeguarded as required by the
1122(d)(4)(ii)     transaction agreements

                   Any additions, removals or substitutions      X                    X                     X
                   to the asset pool are made, reviewed
                   and approved in accordance with
                   any conditions or requirements in the
1122(d)(4)(iii)    transaction agreements.


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(page)




                                                                                    APPLICABLE
                             SERVICING CRITERIA                                     SERVICING CRITERIA

Reference          Criteria                                      Master               Primary               Special
                                                                 Servicer             Servicer              Servicer



                   Payments on pool assets, including any        X                    X                     N/A
                   payoffs, made in accordance with the
                   related mortgage loan documents are posted
                   to the Servicer's obligor records
                   maintained no more than two business days
                   after receipt, or such other number of days
                   specified in the transaction agreements,
                   and allocated to principal, interest or
                   other items (e.g., escrow) in accordance
1122(d)(4)(iv)     with the related pool asset documents.

                   The Servicer's records regarding the          X                    X                     X
                   pool assets agree with the Servicer's
                   records with respect
                   to an obligor's
1122(d)(4)(v)      unpaid principal balance.

                   Changes with respect to the terms or          X                    X                     X
                   status of an obligor's pool assets
                   (e.g., loan modifications or re-agings)
                   are made, reviewed and approved by
                   authorized personnel in accordance with
                   the transaction agreements and related
1122(d)(4)(vi)     pool asset documents.

                   Loss mitigation or recovery actions           X                    N/A                   X
                   (e.g., forbearance plans, modifications       (only with respect
                   and deeds in lieu of foreclosure,             to the Special
                   foreclosures and repossessions, as            Servicer's
                   applicable) are initiated, conducted, and     instructions)
                   concluded in accordance with
                   the timeframes or other requirements
                   established by the transaction
1122(d)(4)(vii)    agreements.

                   Records documenting collection efforts        X                    X                     X
                   are maintained during the period a pool      (only for the        (only for the         (only for the
                   asset is delinquent in accordance with        period prior to a    period prior to a     period prior to a
                   the transaction agreements. Such records      servicing transfer   servicing transfer    servicing transfer
                   are maintained on at least a monthly          event (as defined    event (as defined     event (as defined
                   basis, or such other period specified in      in the transaction   in the transaction    in the transaction
                   the transaction agreements, and describe      agreements))         agreements))          agreements))
                   the entity's activities in monitoring
                   delinquent pool assets including, for
                   example, phone calls, letters and payment
                   rescheduling plans in cases where
                   delinquency is deemed temporary (e.g.,
1122(d)(4)(viii)   illness or unemployment).

                   Adjustments to interest rates or rates        X                    X                     X
                   of return for pool assets with variable
                   rates are computed based on the related
1122(d)(4)(ix)     mortgage loan documents.



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(page)




                                                                                    APPLICABLE
                             SERVICING CRITERIA                                     SERVICING CRITERIA

Reference          Criteria                                      Master               Primary               Special
                                                                 Servicer             Servicer              Servicer

                   Regarding any funds held in trust for         N/A                  X                     N/A
                   an obligor (such as escrow accounts): (A)
                   such funds are analyzed, in accordance
                   with the obligor's pool asset documents,
                   on at least an annual basis, or such
                   other period specified in the transaction
                   agreements; (B) interest on such funds is
                   paid, or credited, to obligors in
                   accordance with applicable mortgage loan
                   documents and state laws; and (C) such
                   funds are returned to the obligor within
                   30 calendar days of full repayment of the
                   related pool assets, or such other number
                   of days specified in the transaction
1122(d)(4)(x)      agreements.

                   Payments made on behalf of an obligor         N/A                  X^2                   N/A
                   (such as tax or insurance payments) are
                   made on or before the related penalty or
                   expiration dates, as indicated on the
                   appropriate bills or notices for such
                   payments, provided that such support has
                   been received by the servicer at least 30
                   calendar days prior to these dates, or
                   such other number of days specified in
1122(d)(4)(xi)     the transaction agreements.

                   Any late payment penalties in                 N/A                  X                     N/A
                   connection with any payment to be made on
                   behalf of an obligor are paid from the
                   Servicer's funds and not charged to the
                   obligor, unless the late payment was due
1122(d)(4)(xii)    to the obligor's error or omission.

                   Disbursements made on behalf of an            N/A                  X                     N/A
                   obligor are posted within two business
                   days to the obligor's records maintained
                   by the Servicer, or such other number of
                   days specified in the transaction
1122(d)(4)(xiii)   agreements.

                   Delinquencies, charge-offs and                X                    X                     X
                   uncollectible accounts are recognized and
                   recorded in accordance with the
1122(d)(4)(xiv)    transaction agreements.

                   Any external enhancement or other             X                    X                     X
                   support, identified in Item                   (only with respect   (only with respect    (only with respect
                   1114(a)(1) through (3) or Item 1115 of        to those items       to those items        to those items
                   Regulation AB, is maintained as set           identified in Item   identified in Item    identified in Item
1122(d)(4)(xv)     forth in the transaction agreements.          1114(a)(1))          1114(a)(1))           1114(a)(1))


^2 The vendors CoreLogic, Inc. and National Tax Search, LLC, provided separate Regulation AB 1122(d) attestations for their tax payment activiites as they relate to criterion 1122(d)(4)(xi).

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APPENDIX B
Company's Role as Master Servicer



Transaction .                      Period End Date
BACM 2006-1                        6/24/2013
BACM 2006-2                        6/24/2013
BACM 2006-3                        6/24/2013
BACM 2006-4                        6/24/2013
BACM 2006-5                        6/24/2013
BACM 2006-6                        6/24/2013
BACM 2007-1                        6/24/2013
BACM 2007-2                        6/24/2013
BACM 2007-3                        6/24/2013
BACM 2007-4                        6/24/2013
BACM 2007-5                        6/24/2013
BACM 2008-1                        6/24/2013
BACM 2008-LS                       6/24/2013
BALL 2006-277 PARK Ave MZ          6/24/2013
BALL 2006-BIX1                     6/24/2013
BALL 2007-BMB1                     6/24/2013
BALL 2009-FDG                      6/24/2013
BAMLL 2012-PARK                    6/24/2013
BAMLL TRUST 2011-FSHN              6/24/2013
BAMLL-DB 2012-OSI                  6/24/2013
BSCMSI 2006-BBA7                   5/01/2013
BSCMSI 2006-BBA7                   6/24/2013
CFCRE 2011-C2                      6/24/2013
FREMF 2012-K19                     6/24/2013
FREMF 2012-K22                     6/24/2013
FREMF 2012-K501                    6/24/2013
FREMF 2012-K502                    6/24/2013
FREMF 2013-K705    .               6/24/2013
GECMC 2007-C1 (MASTER)             6/24/2013
MLMT 2008-C1                       6/24/2013
MSCIT 2011-C1                      6/24/2013
MSC 2011-C2                        6/24/2013
MSC 2012-C4                        6/24/2013
MSC 2012-C5                        6/24/2013
GSMSCII 2007-EOP                   7/22/2013
MLFT 2008-LAQ                      7/22/2013


Company's Role as Primary Servicer



Transaction .                      Period End Date
BACM 2006-1                         6/24/2013


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(page)




Transaction .                      Period End Date
BACM 2006-2                        6/24/2013
BACM 2006-3                        6/24/2013
BACM 2006-4                        6/24/2013
BACM 2006-5                        6/24/2013
BACM 2006-6                        6/24/2013
BACM 2007-1                        6/24/2013
BACM 2007-2                        6/24/2013
BACM 2007-3                        6/24/2013
BACM 2007-4                        6/24/2013
BACM 2007-5                        6/24/2013
BACM 2008-1                        6/24/2013
BACM 2008-LS1                      6/24/2013
BALL 2006-277 PARK Ave MZ          6/24/2013
BALL 2006-BIXI                     6/24/2013
BAll 2007-BMB1                     6/24/2013
BALL 2009-FDG                      6/24/2013
BAMLL 2012-PARK                    6/24/2013
BAMLL TRUST 2011-FSHN              6/24/2013
BAMLL-DB 2012-OSI                  6/24/2013
BSCMSI 2006-BBA7                   5/01/2013
BSCMSI 2007-BBA8                   6/24/2013
CFCRE 2011-C2                      6/24/2013
CGCMT 2006-FL2                     3/28/2013
COMM 2006-FL12                     3/28/2013
COMM 2006-C7                       6/24/2013
COMM 2006-C8                       6/24/2013
COMM 2012-CCRE1                    6/24/2013
DBUBS 2011-LC3                     8/15/2013
FREMF 2012-K19                     6/24/2013
FREMF 2012-K22                     6/24/2013
FREMF 2012-K501                    6/24/2013
FREMF 2012-K705                    6/24/2013
FREMF 2013-K502                    6/24/2013
GECMC 2006-C1                      6/24/2013
GECMC 2007-C1 (MASTER)             6/24/2013
GECMC 2007-C1 (PRlMARY)            6/24/2013
GSMSCII 2007-EOP                   6/24/2013
JPMorgan 2007-LDP10                6/24/2013
MLFT 2008-LAQ                      6/24/2013
MLMT 2008-C1                       6/24/2013
MSC 2011-C2                        8/15/2013
MSC 2011-C3                        6/24/2013
MSC 2012-C4                        6/24/2013
MSCIT 2011-C1                  6/24/2013
UBS-BB 2013-C5                     6/24/2013
WACHOVIA 2007-C31                  6/24/2013
WACHOVIA 2007-C33                  6/24/2013


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(page)




Transaction .                      Period End Date
WACHOVIA 2007-C34                  6/24/2013
WFCM 2010-C1                       8/15/2013



Company's Role as Special Servieer



Transaction .                      Period End Date
BALL 2006-BIX1                     6/24/2013
BALL 2007-BMB1                     6/24/2013
BALL 2009-FDG                      6/24/2013
BAMLL 2012-PARK                    6/24/2013
BSCMSI 2006-BBA7                   5/01/2013
BSCMSI 2007-BBA8                   6/24/2013
GSMSCII 2007-EOP                   7/22/2013
MLFT 2008-LAQ                      7/22/2013
WBCMT-2007 Whale8                 08/05/2013

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